UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2007

 CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-06136

Minnesota	41-0823592
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of principal executive offices)	(Zip Code)

(773) 832-3088
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: Other Events

On June 21, 2007, Corus Bankshares, Inc. (the “Company”) issued a press release announcing a special cash dividend. A copy of the Company's press release is attached as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01: Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99	Press release dated June 21, 2007, announcing a special cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

June 21, 2007	By:	/s/ Michael E. Dulberg
Michael E. Dulberg Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and duly authorized Officer of Registrant)